UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: March 6, 2026

BANC OF CALIFORNIA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11611 San Vicente Boulevard, Suite 500 Los Angeles, California	90049
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 361-2262

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BANC	NYSE

Depositary Shares, each representing a 1/40th interest in a share of 7.75% fixed rate reset non-cumulative perpetual preferred stock, Series F	BANC/PF	NYSE

Item 8.01.	Other Events.

On March 2, 2026, Banc of California, Inc. (the “Company”) filed a new universal shelf registration statement on Form S-3 (File No. 333-293930) (the “2026 Registration Statement”), with the Securities and Exchange Commission (the “SEC”), which became immediately effective upon filing and which replaced the Company’s universal shelf registration statement on Form S-3 (File No. 333-270328) that was filed with the SEC on March 7, 2023 (the “2023 Registration Statement”).  In connection with filing the 2026 Registration Statement, on March 6, 2026, the Company also filed a prospectus supplement (the “Resale Prospectus”), relating to the resale from time to time by certain selling stockholders of shares of the Company’s voting common stock that were previously covered by a prospectus supplement filed by the Company with the SEC on March 1, 2024 under the 2023 Registration Statement. The Resale Prospectus was filed pursuant to the requirements of the Registration Rights Agreement, dated as of November 30, 2023, between the Company and certain selling stockholders, which requires the Company to keep a shelf registration statement available for so long as registrable securities remain outstanding.

Attached as Exhibit 5.1 to this Current Report on Form 8-K is a copy of a legal opinion relating to the Resale Prospectus, which is incorporated by reference into the 2026 Registration Statement.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
5.1	Opinion of Silver, Freedman, Taff & Tiernan LLP.
23.1	Consent of Silver, Freedman, Taff & Tiernan LLP, included in the opinion filed as Exhibit 5.1.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.
Date: March 6, 2026
/s/ Ido Dotan
Ido Dotan
Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary